LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

KEMPER EMERGING
MARKETS GROWTH FUND

 "... Old-economy stocks can be quite exciting when they are located in emerging markets ... contrary to the developed markets, in the emerging markets, many of these stocks offer high growth potential at reasonable prices. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER EMERGING MARKETS
 GROWTH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                     KEMPER EMERGING             KEMPER EMERGING
                                                   MARKETS GROWTH FUND         MARKETS GROWTH FUND       LIPPER EMERGING MARKETS
KEMPER EMERGING MARKETS GROWTH FUND CLASS A              CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-------------------------------------------        -------------------         -------------------       -----------------------
13.59                                                     13.08                       13.16                       21.35

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.

INVESTMENT IN FOREIGN AND EMERGING MARKETS SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.
 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/00   10/31/99
 .........................................................
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS A             $10.78      $9.49
 .........................................................
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS B             $10.55      $9.33
 .........................................................
    KEMPER EMERGING MARKETS
    GROWTH FUND CLASS C             $10.58      $9.35
 .........................................................

 KEMPER EMERGING MARKETS GROWTH
 FUND LIPPER RANKINGS AS OF 4/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EMERGING MARKETS FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #123 of 183 funds     #134 of 183 funds     #131 of 183 funds
 ....................................................................................

* LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW
YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data by Morningstar, Inc., Chicago, IL
BOX]                       (312) 696-6000. Morningstar's International
                           Equity Style Box placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[BLOOMFIELD PHOTO]
LEAD PORTFOLIO MANAGER JENNIFER BLOOMFIELD JOINED THE FIRM IN 1995 AND CURRENTLY SERVES AS STRATEGIST ON SCUDDER KEMPER'S INVESTMENT COMMITTEE. SHE HAS ALSO SERVED AS A RESEARCH ANALYST COVERING SOUTHEAST ASIAN COUNTRIES. JENNIFER HAS EIGHT YEARS OF INVESTMENT EXPERIENCE AND HOLDS A BACHELOR'S DEGREE FROM CORNELL UNIVERSITY.
[CORNELL PHOTO]
JOYCE CORNELL, FORMER LEAD PORTFOLIO MANAGER, IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP, WHERE SHE FOCUSES HER PORTFOLIO MANAGEMENT AND RESEARCH RESPONSIBILITIES ON THE EMERGING MARKETS. SHE HAS 11 YEARS OF INVESTMENT EXPERIENCE. CORNELL RECEIVED A BACHELOR OF ARTS DEGREE FROM OBERLIN COLLEGE IN 1966 AND AN M.ED. DEGREE FROM TUFTS UNIVERSITY IN 1967.

[DESIMONE PHOTO]
ANDRE DESIMONE, FORMER PORTFOLIO MANAGER, JOINED SCUDDER KEMPER INVESTMENTS IN 1997. PRIOR TO THAT, HE FOUNDED A STOCK BROKERAGE COMPANY IN KENYA. HE ALSO WORKED WITH THE BLACKSTONE GROUP AND SMITH BARNEY. DESIMONE RECEIVED A BACHELOR OF SCIENCE DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND SERVED IN THE PEACE CORPS IN FRENCH WEST AFRICA.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


DURING THE PERIOD, THE "TSUNAMI EFFECT" OF SEVERE STOCK MARKET TURBULENCE IN THE UNITED STATES SENT TECHNOLOGY MARKETS AROUND THE WORLD INTO A TAILSPIN. IN RESPONSE, IT SEEMS THAT MANY INVESTORS ARE RETURNING THEIR FOCUS TO MORE TRIED-AND-TRUE METHODS OF VALUING STOCKS. IN THE BEGINNING OF THE QUESTION-AND-ANSWER SESSION, JOYCE CORNELL AND ANDRE DESIMONE HIGHLIGHT THE MAJORITY OF THE SEMIANNUAL PERIOD. IN APRIL, THE FUND CHANGED MANAGEMENT AND TWEAKED ITS STRATEGY. JENNIFER BLOOMFIELD TOOK THE HELM AS LEAD PORTFOLIO MANAGER. TOGETHER WITH THE INTERNATIONAL RESEARCH TEAM, SHE SET ABOUT RESTRUCTURING THE FUND ACCORDING TO ITS REVISED INVESTMENT STRATEGY. JENNIFER COMMENTS ON HOW THE FUND IS POSITIONED TO BENEFIT FROM THESE CHANGING SHAREHOLDER EXPECTATIONS AND VALUES.



Q     JOYCE AND ANDRE, HOW DID EMERGING MARKETS STOCKS PERFORM DURING THE LAST
SIX MONTHS?


A     From November through February, stocks in developing countries staged an impressive rally on the strength of improved global growth and massive Nasdaq gains. Emerging markets generally held up well when the Nasdaq began to falter in March, but by April, concerns over higher interest rates in the United States -- and the possible slowdown in global growth that could result from a decline in U.S. consumption -- led to a broad sell-off. In April alone, the fund's benchmark, the IFCI Emerging Markets index, slid 10.2 percent. While the fund also declined over the final weeks of the period, its returns were not closely correlated with the Nasdaq because it tended to have large positions in areas such as Africa and the Middle East where performance was determined more by local fundamentals than external factors.

Q

      WILL YOU PROVIDE AN OVERVIEW OF KEMPER EMERGING MARKET GROWTH FUND PERFORMANCE DURING THE SEMIANNUAL PERIOD AND THE REASONS BEHIND IT?

A
      Fund performance was positive, despite these considerable challenges. The fund gained 13.59 percent (Class A shares, unadjusted for any sales charges) during the six months ended April 30, 2000, compared with the IFCI Emerging Markets Index, which was up 12.47 percent for the period. The IFCI Emerging Markets index is an unmanaged, U.S. dollar-denominated index comprised of stocks based in countries classified as low-or middle-income economies by the World Bank, regardless of their stage of development. Stocks are screened for foreign ownership restrictions, capitalization and liquidity parameters.

  Positive drivers of performance included our position in Greece, where we thought the country's

PERFORMANCE UPDATE

good fundamentals were fully reflected in stock prices, and in South Africa, where we were not impressed with the macroeconomic picture. Over the full period, we were also helped by our holdings in the tech and telecom sectors, such as Checkpoint Systems (Israel) and Samsung Electronics (Korea). On the downside, performance was hurt by our underweight position in Brazil -- which performed very well -- and our overweight position in Korea, which was hit hard by a crisis in its financial sector.

  Downside pressures on the fund came primarily from rising U.S. interest rates and the collapse of the Nasdaq stock market in March, which sent tech markets around the world into a downward spiral. In the aftermath, we observed a surprisingly high correlation between emerging and developed markets, especially in terms of TMT (technology, media and telecommunications) stocks, most of which are fairly new to the emerging markets.


Q     WHAT ARE SOME OF THE BROAD, GLOBAL FACTORS THAT HAVE BEEN INFLUENCING THE
PERFORMANCE OF THE EMERGING MARKETS?

A     The near term is likely to be characterized by continued volatility in the technology sector, particularly among stocks related to the Internet. This may mean the complete collapse of some of the more speculative companies launched with little in the way of viable business plans. It is clear that the Internet universe is a globalized sector. The correlation in tech sector performance across developed and emerging economies approaches unity. We do not expect the inevitable washout of the froth in this sector to impair the overall growth of the better emerging markets, nor to compromise their appreciation over anything but the short term.

  On the plus side, the continued strength in the global economy is a distinct advantage for emerging markets equities. Synchronized global growth should be a significant positive for the emerging markets. The United States has been carrying the world's growth burden for a number of years. Finally, Europe has begun to pick up, and Japan seems poised to grow slightly or at least not detract by shrinking. This wider-spread growth should not be underestimated as a driver for the emerging markets, which are a leveraged play on global growth.


Q     HOW HAVE THESE THEMES AFFECTED YOUR MANAGEMENT STYLE?

A     As always, we strive to pick out the most attractive countries and invest in the best companies within those countries. Recently, we have found attractive opportunities in so-called old-economy stocks. In our view, these companies currently have two attractions over Internet stocks: they sport much better valuations and are more sensitive to economic growth. The latter virtue is unlike most old-economy stocks in the mature markets, which tend to have slow or even negative growth. Conversely, many old-economy companies in the emerging markets are high-growth, defensive plays, and we have found attractive opportunities among brewers, construction materials and banking stocks. In these sectors there are few of the risks associated with technology and telecom stocks, such as the continuous supply of new stock or extreme disappointment risk when revenue or earnings fail to materialize. Many companies have long histories of revenue and earnings growth, proven strategies and capable management teams.


Q     JENNIFER, YOU BECAME THE FUND'S LEAD PORTFOLIO MANAGER IN APRIL. WILL YOU
TELL US HOW THE FUND'S INVESTMENT APPROACH HAS CHANGED?

A     First, let me stress that the fund's investment approach, not its objective, has changed. Kemper Emerging Markets Growth Fund continues to seek long-term growth of capital by investing primarily in stocks of companies located in emerging markets around the globe.

  What's different is the analytical process that is the basis for our investment discipline. In the past, the fund emphasized a "top-down" strategy. By that we mean a process of research analysis and stock selection that began with identifying geographic areas and industry sectors that were likely to perform well. The portfolio's composition was determined accordingly. Then stocks were chosen in those regions or industry sectors.

  Beginning in April, we began to shift more toward a "bottom-up" approach. The strategy relies on thorough quantitative and qualitative analysis of the fundamental strengths of individual stocks. The geographic and sector distributions are, in some ways, an afterthought; they are simply a result of the number of stocks that pass a specific litmus test. Analysts rank the stocks according to their projected upside potential. The goal is to construct a portfolio by buying only the best stocks, in terms of their fundamentals and growth potential, at optimal prices.

PERFORMANCE UPDATE

  With that said, as you know, diversification is extremely important in helping to reduce investment risk. In making their recommendations, the quantitative research team takes into account the geographic distribution of the portfolio to ensure that we are regionally neutral to the benchmark. This change in strategy was initiated, in fact, due to higher than desired levels of volatility that we believe were associated with large concentrations of stock in one or more countries.


Q     WILL YOU WALK US THROUGH THE TRANSITION PROCESS AND HOW THE FUND'S
PORTFOLIO COMPOSITION HAS CHANGED?

A     Our team of research analysts evaluated every security held in the portfolio as though each were a new idea. They established prices and then compared these with the current share prices for each company. The team proceeded to rank the stocks according to what we determined was their upside potential, as I described earlier. These were then compared with our upside potential estimates of additional stocks proposed by the analysts.

  In an effort to hone the portfolio, we established larger positions in stocks with greater upside potential and smaller positions in those with less chance of appreciation. We trimmed those that had reached or exceeded their targets.


Q     WHAT IS YOUR NEAR-TERM OUTLOOK FOR THE EMERGING MARKETS AND HOW WILL YOUR
EXPECTATIONS SHAPE YOUR MANAGEMENT STRATEGY?

A     In the markets of the recent past, the gains of a single stock could benefit an entire sector. By the end of the period, we were seeing downside momentum that was as fast and furious as the upside momentum had been. None of it had much to do with the strength of the companies themselves. Now it seems that investors may be starting to refocus on company fundamentals. In the near future, we believe that competitiveness will return to the markets and that there will be clear winners and losers as investors become more selective. Because our investment strategy favors stocks with strong fundamentals, we believe this shift should benefit the fund.

  We do foresee further interest-rate hikes in the United States and, possibly, in Europe. We expect volatility to continue to sway the tech markets, most markedly Internet stocks. Consequently, we believe that it will take some time for investor confidence to return and that it is unlikely that many of these companies will see their highs again. The tech sector's return to more normal levels, however, should have little dampening effect on the long-term growth prospects of the emerging markets.

  In terms of fund management, we have found that old-economy stocks can be quite exciting when they are located in emerging markets. That's the very point of emerging markets investing. As Joyce mentioned earlier, contrary to the developed markets, in the emerging markets many of these stocks offer high growth potential at reasonable prices. What's more, they tend to have capable management teams whose proven strategies have resulted in a history of revenue and earnings growth. These stocks are more resistant to moves in technology or to earnings disappointments, which tend to have grave effects on new-economy stocks.


Q     JENNIFER, DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A     While risk is inherent in investing -- especially in the emerging markets
-- it is our goal to manage that risk as much as possible with thorough research and a commitment to highly disciplined stock selection. I've worked side by side with the members of Scudder Kemper's research team for years. I have great confidence that their experience and expertise will provide only the very best ideas and that together we will be able to reduce volatility and provide greater returns to shareholders over time.

LARGEST HOLDINGS

KEMPER EMERGING MARKETS GROWTH FUND'S

TOP 15 LARGEST HOLDINGS*
Representing 47.4 percent of the fund's common stock holdings on April 30, 2000

                HOLDINGS                                COUNTRY     PERCENT
---------------------------------------------------------------------------
1.              SAMSUNG ELECTRONICS                  Korea            8.9%
---------------------------------------------------------------------------
2.              COMVERSE TECHNOLOGIES                United States    3.7%
---------------------------------------------------------------------------
3.              UNITED MICROELECTRONICS              Taiwan           3.4%
---------------------------------------------------------------------------
4.              TELE NORTE LESTE PARTICIPACOES       Brazil           3.2%
---------------------------------------------------------------------------
5.              FOMENTO ECONOMICO MEXICANO           Mexico           3.1%
---------------------------------------------------------------------------
6.              EMBRATEL PARTICIPACOES               Brazil           3.1%
---------------------------------------------------------------------------
7.              TAIWAN SEMICONDUCTOR MANUFACTURING   Taiwan           2.8%
---------------------------------------------------------------------------
8.              SK TELECOM                           Korea            2.7%
---------------------------------------------------------------------------
9.              TURKIYE GARANTI BANKASI              Turkey           2.7%
---------------------------------------------------------------------------
10.             GRUPO TELEVISA                       Mexico           2.7%
---------------------------------------------------------------------------
11.             CEMEX                                Mexico           2.5%
---------------------------------------------------------------------------
12.             CHINA TELECOM                        Hong Kong        2.2%
---------------------------------------------------------------------------
13.             CHECK POINT SOFTWARE TECHNOLOGIES    Israel           2.2%
---------------------------------------------------------------------------
14.             WAL-MART DE MEXICO                   Mexico           2.1%
---------------------------------------------------------------------------
15.             MATAV                                Hungary          2.1%
---------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER EMERGING MARKETS GROWTH FUND
Portfolio of Investments at April 30, 2000 (Unaudited)

                                                                                 PRINCIPAL AMOUNT OR
    SHORT-TERM OBLIGATIONS--12.2%                                                  NUMBER OF SHARES           VALUE

    UNITED STATES
                                           Federal Home Loan Discount
                                             Corp.,
                                             5.880%**, 05/01/2000
                                           (Cost $878,000)                           $   878,000            $  878,000
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--83.7%

    BOTSWANA--0.2%
                                           Sechaba Investment Trust Co.
                                             (BREWERY)                                    16,000shs             13,557
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    BRAZIL--3.2%
                                           Aracruz Celulose S.A. (ADR)
                                             (PRODUCER OF EUCALYPTUS KRAFT
                                             PULP)                                         1,900                35,506
                                           Embratel Participacoes S.A.
                                             (ADR)
                                             (PROVIDER OF TELECOMMUNICATION
                                             SERVICES)                                     8,600               193,500
                                           -------------------------------------------------------------------------------
                                                                                                               229,006
--------------------------------------------------------------------------------------------------------------------------

    CZECH REPUBLIC--0.3%
                                           Ceske Radiokomunikace (GDR)*
                                             (TV AND RADIO SIGNAL
                                             TRANSMISSION SERVICES)                          460                20,769
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    EGYPT--3.2%
                                           Commercial International Bank
                                             (COMMERCIAL BANK)                             1,200                12,921
                                           Commercial International Bank
                                             (GDR)
                                             (COMMERCIAL BANK)                             3,175                34,290
                                           Eastern Tobacco Co.
                                             (MAKER OF TOBACCO PRODUCTS)                   2,820                68,033
                                           Egyptian Mobile Phone Network,
                                             Ltd.*
                                             (CELLULAR TELECOMMUNICATION
                                             SERVICES)                                     2,050                78,152
                                           Orascom Construction Industries*
                                             (CONSTRUCTION COMPANY)                        2,787                38,274
                                           -------------------------------------------------------------------------------
                                                                                                               231,670
--------------------------------------------------------------------------------------------------------------------------

    ESTONIA--0.7%
                                           Hansabank Ltd.
                                             (PROVIDER OF COMMERCIAL
                                             BANKING SERVICES)                             6,150                48,883
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    HONG KONG--3.0%
                                           China Telecom Ltd. (ADR)
                                             (PROVIDER OF CELLULAR
                                             TELECOMMUNICATIONS SERVICES)                    960               140,820
                                           Legend Holdings Ltd.
                                             (MANUFACTURER OF COMPUTERS AND
                                             RELATED PRODUCTS)                            61,000                70,875
                                           -------------------------------------------------------------------------------
                                                                                                               211,695
--------------------------------------------------------------------------------------------------------------------------

    HUNGARY--2.6%
                                           Matav Rt Ordinary "A"
                                             (TELECOMMUNICATION SERVICES)                 19,200               131,640
                                           OTP Bank Rt
                                             (SAVINGS AND COMMERCIAL BANK)                 1,155                51,242
                                           -------------------------------------------------------------------------------
                                                                                                               182,882

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                   NUMBER OF SHARES           VALUE

    INDIA--2.0%
                                           Dr. Reddy's Laboratories Ltd.*
                                             (PHARMACEUTICAL COMPANY)                      2,300            $   74,750
                                           Hindalco Industries Ltd. (GDR)
                                             (MANUFACTURER OF ALUMINUM)                    3,910                66,470
                                           -------------------------------------------------------------------------------
                                                                                                               141,220
--------------------------------------------------------------------------------------------------------------------------

    ISRAEL--3.4%
                                           Bank Hapoalim Ltd.
                                             (BANK)                                        3,900                11,976
                                           Check Point Software
                                             Technologies, Ltd.*
                                             (DEVELOPER, MARKETER AND
                                             SUPPORTER OF MANAGEMENT
                                             SOLUTIONS FOR ACTIVE NETWORKS)                  800               138,400
                                           Orbotech, Ltd.*
                                             (DESIGNER OF AUTOMATED OPTICAL
                                             INSPECTION SYSTEMS AND IMAGING
                                             SOLUTIONS)                                    1,060                90,365
                                           -------------------------------------------------------------------------------
                                                                                                               240,741
--------------------------------------------------------------------------------------------------------------------------

    KOREA--16.7%
                                           Dacom Corp.
                                             (PROVIDER OF DOMESTIC LONG-
                                             DISTANCE AND INTERNET
                                             SERVICES)                                       670                97,202
                                           Dreamline Corp.*
                                             (PROVIDER OF INTERNET
                                             SERVICES)                                       720                22,838
                                           Hite Brewery Co., Ltd.
                                             (BREWERY)                                     1,370                38,887
                                           Housing & Commercial Bank
                                             (BANK)                                        3,460                59,239
                                           Korea Telecom Corp.
                                             (TELECOMMUNICATION SERVICES)                    580                39,616
                                           Korea Telecom Corp. (ADR)
                                             (TELECOMMUNICATION SERVICES)                  1,630                56,235
                                           Opicom Co., Ltd.*
                                             (FIBER OPTIC COMMUNICATIONS
                                             COMPANY)                                        476                14,498
                                           Pohang Iron & Steel Co., Ltd.(a)
                                             (STEEL PRODUCER)                                460                36,699
                                           SK Telecom Co., Ltd.
                                             (MOBILE TELECOMMUNICATION
                                             SERVICES)                                       650               172,787
                                           Samsung Electro-Mechanics Co.
                                             (MAJOR ELECTRONICS PARTS
                                             COMPANY)                                        811                55,175
                                           Samsung Electronics Co., Ltd.
                                             (ELECTRONICS MANUFACTURER)                    2,080               562,289
                                           Shinhan Bank
                                             (MAJOR COMMERCIAL BANK)                       4,320                41,458
                                           -------------------------------------------------------------------------------
                                                                                                             1,196,923
--------------------------------------------------------------------------------------------------------------------------

    MALAYSIA--0.4%
                                           Unisem (M) Berhad
                                             (MANUFACTURER OF
                                             SEMICONDUCTORS)                               3,000                26,644
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MEXICO--12.8%
                                           Wal-Mart de Mexico S.A. de CV*
                                             (DISCOUNT RETAILER)                          63,000               134,449
                                           Cemex S.A. de CV
                                             (PRODUCER OF CONCRETE AND
                                             CEMENT)                                       7,300               159,688
                                           Corporacion GEO, S.A. de C.V.*
                                             (DESIGNER AND DEVELOPER OF
                                             HOUSING DEVELOPMENTS)                        20,000                45,982

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   NUMBER OF SHARES           VALUE
                                           Fomento Economico Mexicano S.A.
                                             de C.V. "B"
                                             (PRODUCER OF BEER AND SOFT
                                             DRINKS)                                      49,950            $  198,046
                                           Grupo Financiero Banamex
                                             Accival, S.A. de CV*
                                             (PROVIDER OF INDIVIDUAL,
                                             COMMERCIAL AND RETAIL BANKING
                                             SERVICES)                                    12,800                46,323
                                           Grupo Televisa S.A. de C.V.
                                             (GDR)*
                                             (MEDIA COMPANY)                               2,700               171,281
                                           Organizacion Soriana S.A. de
                                             C.V. "A"*
                                             (OPERATOR AND OWNER OF RETAIL
                                             STORES)                                       9,500                37,919
                                           Telefonos de Mexico S.A. de C.V.
                                             "L" (ADR)
                                             (TELECOMMUNICATION SERVICES)                  2,100               123,506
                                           -------------------------------------------------------------------------------
                                                                                                               917,194
--------------------------------------------------------------------------------------------------------------------------

    MOROCCO--0.2%
                                           Wafabank
                                             (COMMERCIAL BANK)                               140                11,169
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    OMAN--1.1%
                                           National Bank of Oman Ltd.*
                                             (COMMERCIAL BANK)                             9,036                80,972
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    POLAND--3.7%
                                           Central European Distribution
                                             Corp.
                                             (DISTRIBUTOR OF ALCOHOLIC
                                             BEVERAGES)                                    2,000                 8,250
                                           Elektrim Spolka Akcyjna S.A.*
                                             (MANUFACTURER OF POWER
                                             EQUIPMENT, ELECTRICAL
                                             MACHINERY AND APPARATUS)                      3,600                45,906
                                           Europejski Fundusz Leasingowy
                                             S.A.*
                                             (PROVIDER OF EQUIPMENT
                                             LEASING)                                      4,300                81,915
                                           Netia Holdings S.A. (ADR)*
                                             (TELECOMMUNICATION SERVICES)                  3,000                82,688
                                           Polski Koncern Naftowy Orlen
                                             S.A. (GDR)
                                             (REFINER AND DISTRIBUTOR OF
                                             PETROLEUM PRODUCTS)                           1,600                16,000
                                           Telekomunikacja Polska S.A.
                                             (OWNER AND OPERATOR OF
                                             TELECOMMUNICATION NETWORKS)                   4,000                30,872
                                           -------------------------------------------------------------------------------
                                                                                                               265,631
--------------------------------------------------------------------------------------------------------------------------

    RUSSIA--3.0%
                                           Golden Telecom, Inc.*
                                             (PROVIDER OF TELECOMMUNICATION
                                             SERVICES)                                     3,700               113,313
                                           Lukoil Holdings (ADR)
                                             (EXTRACTER, TRANSPORTER,
                                             REFINER, AND PROVIDER OF OIL
                                             AND GAS)                                        745                44,141
                                           Surgutneftegaz
                                             (PRODUCER OF OIL AND NATURAL
                                             GAS)                                          3,600                54,900
                                           -------------------------------------------------------------------------------
                                                                                                               212,354

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                   NUMBER OF SHARES           VALUE

    SOUTH AFRICA--2.4%
                                           Anglo American Platinum Corp.
                                             (PLATINUM MINING COMPANY)                     1,500            $   36,289
                                           Capital Alliance Holdings Ltd.
                                             (PROVIDER OF INSURANCE AND
                                             PENSION SERVICES)                             3,500                 6,867
                                           Dimension Data Holdings Ltd.*
                                             (INVESTMENT HOLDING COMPANY
                                             COMPRISED OF SEVERAL
                                             TECHNOLOGY GROUPS INCLUDING
                                             COMMUNICATIONS, SOFTWARE,
                                             INTERACTIVE TECHNOLOGIES, AND
                                             INTERNET SERVICES)                            6,400                42,012
                                           Driefontein Consolidated Ltd.
                                             (GOLD MINING COMPANY)                         3,275                10,628
                                           Harmony Gold Mining Co., Ltd.
                                             (GOLD MINING COMPANY)                         7,100                34,877
                                           Sappi Ltd.
                                             (PRODUCER OF PULP PAPER AND
                                             TIMBER)                                       6,100                42,742
                                           -------------------------------------------------------------------------------
                                                                                                               173,415
--------------------------------------------------------------------------------------------------------------------------

    TAIWAN--12.5%
                                           Asustek Computer Inc.
                                             (MANUFACTURER OF COMPUTER
                                             MOTHERBOARDS)                                10,000               110,802
                                           Bank Sinopac
                                             (BANK)                                       14,569                 8,095
                                           Chinatrust Commercial Bank*
                                             (BANK)                                      120,400                99,563
                                           Far Eastern Textile Ltd.
                                             (MANUFACTURER OF NATURAL AND
                                             SYNTHETIC TEXTILE PRODUCTS)                  32,610                50,095
                                           Formosa Plastic Corp.
                                             (MANUFACTURER OF PLASTICS
                                             MATERIALS)                                   39,000                80,945
                                           GigaMedia Ltd.*
                                             (PROVIDER OF BROADBAND
                                             INTERNET ACCESS SERVICES AND
                                             CONTENT)                                      5,000               120,000
                                           Hon Hai Precision Industry Co.,
                                             Ltd.*
                                             (MANUFACTURER OF ELECTRONIC
                                             CONNECTORS, CABLE ASSEMBLIES
                                             AND MEMORY CHIPS)                             3,400                32,783
                                           Taiwan Semiconductor
                                             Manufacturing Co.*
                                             (MANUFACTURER OF INTEGRATED
                                             CIRCUITS)                                    27,840               179,261
                                           United Microelectronics Corp.*
                                             (MANUFACTURER OF INTEGRATED
                                             CIRCUITS)                                    64,000               216,504
                                           -------------------------------------------------------------------------------
                                                                                                               898,048
--------------------------------------------------------------------------------------------------------------------------

    THAILAND--0.5%
                                           Siam Cement Co., Ltd. (Foreign
                                             registered)*
                                             (CONSTRUCTION MATERIALS AND
                                             INDUSTRIAL CONGLOMERATE)                      1,300                30,062
                                           TelecomAsia, Ltd. (Foreign
                                             registered)*
                                             (TELECOMMUNICATION SERVICES)                  6,100                 8,175
                                           -------------------------------------------------------------------------------
                                                                                                                38,237

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                   NUMBER OF SHARES           VALUE

    TURKEY--7.5%
                                           Dogan Sirketler Grubu Holdings
                                             AS
                                             (INDUSTRIAL CONGLOMERATE)                   910,000            $   28,286
                                           Ege Biracilik Ve Malt Sanayi AS
                                             (BREWERY)                                   576,000                51,828
                                           Erciyas Biracilik*
                                             (BREWERY)                                   203,000                15,111
                                           Koc Holding A.S.
                                             (HOLDING COMPANY WITH
                                             INTERESTS IN THE AUTOMOTIVE
                                             AND DURABLE GOODS INDUSTRIES)                47,200                 9,459
                                           Migros Turkey
                                             (OPERATOR OF RETAIL STORES)                 146,900                99,736
                                           Turkiye Garanti Bankasi AS*
                                             (BANK)                                   10,168,000               171,338
                                           Vestel Elektronik Sanayi ve
                                             Ticaret AS A.S.*
                                             (MANUFACTURER OF TELEVISIONS
                                             AND MONITORS)                               185,900                69,950
                                           Yapi ve Kredi Bankasi AS
                                             (COMMERCIAL BANK)                         2,863,300                91,345
                                           -------------------------------------------------------------------------------
                                                                                                               537,053
--------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--3.2%
                                           Comverse Technologies, Inc. *
                                             (DESIGNS, MANUFACTURES,
                                             MARKETS AND SUPPORTS VARIOUS
                                             SOFTWARE FOR MULTIMEDIA
                                             COMMUNICATIONS)                               2,600               231,888
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    ZIMBABWE--1.1%
                                           Econet Wireless Holdings*
                                             (TELECOMMUNICATIONS PROVIDER)               225,300                82,355
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $5,442,789)                                                 5,992,306
                                           -------------------------------------------------------------------------------
    PREFERRED STOCKS--4.1%

    BRAZIL
                                           Banco Itau S.A.
                                             (COMMERCIAL BANK)                           463,300                34,613
                                           Petroleo Brasileiro S.A.
                                             (PETROLEUM COMPANY)                         270,550                64,396
                                           Tele Nordeste Cellular
                                             Participacoes S.A. (ADR)
                                             (PROVIDER OF CELLULAR
                                             TELECOMMUNICATIONS SERVICES)                    800                41,600
                                           Tele Norte Leste Participacoes
                                             S.A. (ADR)
                                             (PROVIDER OF LOCAL
                                             TELECOMMUNICATION SERVICES)                   8,798               156,714
                                           -------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $262,813)                                                     297,323
                                           -------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

    RIGHTS AND WARRANTS*--0.0%                                                NUMBER OF SHARES                VALUE

                                           Cemex S.A. de CV
                                             (PRODUCER OF CONCRETE AND
                                             CEMENT)                                          31            $       86
                                           Dreamline Co., Ltd.(a)
                                             (PROVIDER OF INTERNET SERVICES
                                             IN KOREA THROUGH ADSL LINES)                    106                   640
                                           -------------------------------------------------------------------------------
                                           TOTAL RIGHTS AND WARRANTS
                                           (Cost $0)                                                               726
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--100.0%
                                           (Cost $6,583,602)(b)                                             $7,168,355
                                           -------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing.

** Annualized yield at time of purchase; not a coupon rate.

(a) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to 37,339 (0.52% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2000 aggregated $50,083. These securities may also have certain restrictions as to resale.

(b) The cost for federal income tax purposes was 6,583,602. At April 30, 2000, the net unrealized appreciation for all securities based on tax cost was 584,753. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $850,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $265,804.

ACRONYM                                             NAME
-------                                             ----
  ADR                     American Depositary Receipt
  GDR                     Global Depositary Receipt

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2000 (Unaudited)

ASSETS
Investments, at value (cost $6,583,602)                         $7,168,355
--------------------------------------------------------------------------
Cash                                                               169,720
--------------------------------------------------------------------------
Foreign currency, at value (cost $183,833)                         183,833
--------------------------------------------------------------------------
Receivable for investments sold                                    273,760
--------------------------------------------------------------------------
Dividend receivable                                                 15,571
--------------------------------------------------------------------------
Receivable for Fund shares sold                                    100,691
--------------------------------------------------------------------------
Foreign taxes recoverable                                               40
--------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                            119
--------------------------------------------------------------------------
Other assets                                                        15,080
--------------------------------------------------------------------------
TOTAL ASSETS                                                     7,927,169
--------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  544,304
--------------------------------------------------------------------------
Payable for Fund shares redeemed                                    16,714
--------------------------------------------------------------------------
Organization fees                                                   15,000
--------------------------------------------------------------------------
Accrued distribution services fee                                    5,291
--------------------------------------------------------------------------
Accrued administrative services fee                                  2,801
--------------------------------------------------------------------------
Other accrued expenses and payables                                 96,977
--------------------------------------------------------------------------
Total liabilities                                                  681,087
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $7,246,082
--------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $  (43,257)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                        584,753
--------------------------------------------------------------------------
Foreign currency related transactions                                 (685)
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (269,530)
--------------------------------------------------------------------------
Paid-in-capital                                                  6,974,801
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $7,246,082
--------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share ($3,694,282
  / 342,830 shares of capital stock outstanding, $.01 par
  value, 33,333,333 number of shares authorized)                    $10.78
--------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $10.78)            $11.29
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,618,404 /
  248,193 shares of capital stock outstanding, $.01 par
  value, 33,333,333 number of shares authorized)                    $10.55
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($933,396 /
  88,234 shares of capital stock outstanding, $.01 par
  value, 33,333,334 number of shares authorized)                    $10.58
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,132)             $ 41,360
------------------------------------------------------------------------
Interest                                                          13,232
------------------------------------------------------------------------
Total income                                                      54,592
------------------------------------------------------------------------
Expenses:
Management fee                                                    38,548
------------------------------------------------------------------------
Services to shareholders                                          19,169
------------------------------------------------------------------------
Custodian and accounting fees                                    115,107
------------------------------------------------------------------------
Distribution services fees                                        11,021
------------------------------------------------------------------------
Administrative services fees                                       7,710
------------------------------------------------------------------------
Auditing                                                          17,070
------------------------------------------------------------------------
Legal                                                                 16
------------------------------------------------------------------------
Trustees' fees and expenses                                        4,054
------------------------------------------------------------------------
Reports to shareholders                                           24,700
------------------------------------------------------------------------
Registration fees                                                     84
------------------------------------------------------------------------
Other                                                              1,501
------------------------------------------------------------------------
Total expenses, before expense reductions                        238,980
------------------------------------------------------------------------
Expense reductions                                              (158,231)
------------------------------------------------------------------------
Total expenses, after expense reductions                          80,749
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (26,157)
------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain from:
Investments                                                      (29,083)
------------------------------------------------------------------------
Foreign currency related transactions                             (8,596)
------------------------------------------------------------------------
                                                                 (37,679)
------------------------------------------------------------------------
Net unrealized appreciation during the period on:
Investments                                                      255,389
------------------------------------------------------------------------
Foreign currency related transactions                               (468)
------------------------------------------------------------------------
                                                                 254,921
------------------------------------------------------------------------
Net gain (loss) on investment transactions                       217,242
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $191,085
------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  (UNAUDITED)
                                                                SIX MONTHS ENDED            YEAR ENDED
                                                                   APRIL 30,                OCTOBER 31,
                                                                ----------------            -----------
                                                                      2000                     1999
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income (loss)                                       $  (26,157)                  (17,100)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                   (37,679)                  (89,011)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                        254,921                   573,499
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                            191,085                   467,388
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           6,841,143                 3,113,711
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                            (3,279,446)               (1,859,021)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        3,561,697                 1,254,690
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                   3,752,782                 1,722,078
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   3,493,300                 1,771,222
-------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of $26,157 and $17,100, respectively)              $7,246,082                 3,493,300
-------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

                                                                                   CLASS A
                                                             (UNAUDITED)                      FOR THE PERIOD FROM
                                                             SIX MONTHS                         JANUARY 9, 1998
                                                                ENDED        FOR THE YEAR      (COMMENCEMENT OF
                                                              APRIL 30          ENDED           OPERATIONS) TO
                                                                2000       OCTOBER 31, 1999    OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 9.49            7.80                 9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     (.06)(a)        (.02)(a)              .03
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          1.35            1.71                (1.73)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.29            1.69                (1.70)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $10.78            9.49                 7.80
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                           13.59*          21.67               (17.89)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                      3,694           2,064                1,046
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  7.35**         10.23                22.38**
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   2.18**          2.19                 2.28**
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (.32)**         (.22)                 .40**
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       141**            78                   69**
-----------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                             (UNAUDITED)                      FOR THE PERIOD FROM
                                                             SIX MONTHS                         JANUARY 9, 1998
                                                                ENDED        FOR THE YEAR      (COMMENCEMENT OF
                                                              APRIL 30          ENDED           OPERATIONS) TO
                                                                2000       OCTOBER 31, 1999    OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                             $ 9.33              7.74                 9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     (.16)(a)          (.09)(a)             (.01)
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          1.38              1.68                (1.75)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.22              1.59                (1.76)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $10.55              9.33                 7.74
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                           13.08*            20.54               (18.53)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                      2,619             1,002                  508
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  8.10**           11.25                24.06**
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   3.15**            3.06                 3.18**
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (1.29)**           (.93)                (.50)**
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       141**              78                   69**
-----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                             (UNAUDITED)                      FOR THE PERIOD FROM
                                                             SIX MONTHS                         JANUARY 9, 1998
                                                                ENDED        FOR THE YEAR      (COMMENCEMENT OF
                                                              APRIL 30          ENDED           OPERATIONS) TO
                                                                2000       OCTOBER 31, 1999    OCTOBER 31, 1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                              $9.35            7.76                  9.50
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                     (.19)(a)        (.10)(a)               .03
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                          1.42            1.69                 (1.71)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                 1.23            1.59                 (1.74)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $10.58            9.35                  7.76
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                           13.16*          20.49                (18.32)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                        933             427                   217
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  8.10**         11.55                 24.03**
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   2.82**          3.03                  3.15**
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (.96)**        (1.13)                 (.47)**
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       141**            78                    69**
-----------------------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

(c) Total return would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Emerging Markets Growth Fund (the "Fund") is
                             a non-diversified series of Kemper
                             Global/International Series, Inc. (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $229,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($145,000) and October 31, 2007 ($84,000), the
                             respective expiration dates.

                             The Fund is subject to a 0.38% Contribuicao
                             Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazillian Market.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual

NOTES TO FINANCIAL STATEMENTS

                             basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


 2   TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.25% of average daily net assets. However, the Fund incurred no management fee for the six months ended
                             April 30, 2000, after an expense reduction by Scudder Kemper of $49,341.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $158,231 for the six months ended April 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $1,061.

                             For services under the distribution services agreement, the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $20,350.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended April 30, 2000 are $3,674, after an expense reduction by Scudder Kemper of $4,036.

                             SHAREHOLDER SERVICE AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $7,102 for the six months ended April 30, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no accounting fees for the six months ended April 30, 2000, after an expense reduction by Scudder Kemper of $25,002.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 2000, the Fund made no payments to its officers and incurred directors' fees of $4,054 to independent directors.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3     INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $6,754,899

                             Proceeds from sales                       3,940,620

--------------------------------------------------------------------------------

4     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                       YEAR ENDED
                                                                    APRIL 30, 2000                     OCTOBER 31, 1999
                                                              --------------------------           ------------------------
                                                               SHARES          AMOUNT              SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                251,669       $ 2,948,783           167,554       $1,534,150
                                       ------------------------------------------------------------------------------------
                                        Class B                238,067         2,699,685           146,161        1,293,111
                                       ------------------------------------------------------------------------------------
                                        Class C                102,399         1,192,675            31,623          286,450
                                       ------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (126,334)       (1,439,053)          (85,185)        (782,446)
                                       ------------------------------------------------------------------------------------
                                        Class B                (97,281)       (1,121,007)          (96,365)        (889,165)
                                       ------------------------------------------------------------------------------------
                                        Class C                (59,853)         (719,386)          (20,879)        (187,410)
                                       ------------------------------------------------------------------------------------
                                        Class I                     --                --
                                       ------------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS           $ 3,561,697                         $1,254,690
                                       ------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $665 under these arrangements.

--------------------------------------------------------------------------------

6     COMMITMENTS             As of April 30, 2000 the Fund had entered into the
                             following forward currency exchange contracts resulting in a net unrealized appreciation of $119.

                                                                                             NET UNREALIZED
                                                                                SETTLEMENT   APPRECIATION/
                                       CONTRACTS TO DELIVER   IN EXCHANGE FOR      DATE      (DEPRECIATION)
                                       --------------------------------------------------------------------
                                       USD          27,999    MXP    264,171    05/02/2000        $119
                                       --------------------------------------------------------------------

--------------------------------------------------------------------------------

7     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

8     INVESTING IN
     EMERGING MARKETS        Investing in emerging markets may involve special
                             risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

DIRECTORS&OFFICERS


DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    TARA C. KENNEY
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 THOMAS W. LITTAUER
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                ANN M. MCCREARY
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 WILLIAM F. TRUSCOTT
Director                          JENNIFER E. BLOOMFIELD            Vice President
                                  Vice President
KATHRYN L. QUIRK                                                    LINDA J. WONDRACK
Director and Vice President       JOYCE E. CORNELL                  Vice President
                                  Vice President
FRED B. RENWICK                                                     MAUREEN E. KANE
Director                          ANDRE J. DESIMONE                 Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                                    CAROLINE PEARSON
Director                          DIEGO ESPINOSA                    Assistant Secretary
                                  Vice President
                                                                    BRENDA LYONS
                                  JOAN R. GREGORY                   Assistant Treasurer
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com



[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KEMGF - 3 (6/25/00) 1114230
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)